FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(212) 698-3000

SUPPLEMENT DATED MARCH 26, 2007
TO PROSPECTUS DATED APRIL 30, 2006

This Supplement is intended to highlight certain changes to the Prospectus dated April 30, 2006. Please review these matters carefully.

Effective immediately, Mr. Jean-Marie Eveillard is the Portfolio Manager for First Eagle Overseas Variable Fund. Mr. Eveillard previously acted as a portfolio manager from the inception of the Fund through December 2004. Since January 2005, Mr. Eveillard has served in a senior advisory capacity with Arnhold and S. Bleichroeder Advisers, LLC, the investment adviser to the First Eagle Variable Funds.

Mr. Charles de Vaulx has resigned from his positions with Arnhold and S. Bleichroeder Advisers, LLC and the First Eagle Variable Funds. Please disregard any references in this Prospectus to Mr. de Vaulx.

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The information in this Supplement modifies the First Eagle Variable Funds' Prospectus dated April 30, 2006. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Prospectus entitled "The Adviser".